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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 26, 2004
                (Date of Report/Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
             (Exact name of registrant as specified in its charter)

NEW YORK                                          1-3157                         13-0872805
(State or other jurisdiction             (Commission File Number)               (IRS Employer
of incorporation)                                                             Identification No.)


                               400 Atlantic Street
                           Stamford, Connecticut 06921
              (Address and zip code of principal executive offices)

                                 (203) 541-8000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 26, 2004, International Paper Company issued a press release reporting earnings for the third quarter of 2004 and held a webcast and a conference call to discuss earnings and current market conditions. A copy of the press release is being furnished as Exhibit 99.1 and a copy of the slides presented at the webcast and discussed in the conference call is being furnished as Exhibit 99.2 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1: Press release of International Paper Company, dated October 26, 2004.

Exhibit 99.2:  Slides of International Paper Company, dated October 26, 2004.



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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)


                                            By: /s/ Andrea L. Dulberg
                                                ------------------------------
                                                Name:  Andrea L. Dulberg
                                                Title: Assistant Secretary

                                            Date:  October 26, 2004


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                                  EXHIBIT INDEX

Exhibit 99.1: Press release of International Paper Company, dated October 26, 2004.

Exhibit 99.2:  Slides of International Paper Company, dated October 26, 2004.




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                          STATEMENT OF DIFFERENCES
                          ------------------------

 The registered trademark symbol shall be expressed as.................. 'r'